EXHIBIT 32.1
                                                                    ------------

         THE FOLLOWING CERTIFICATION IS PROVIDED BY THE UNDERSIGNED CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER OF CLARK, INC. ON THE BASIS OF SUCH OFFICERS' KNOWLEDGE AND BELIEF FOR THE SOLE PURPOSE OF COMPLYING WITH 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002.

                                  Certification
                                  -------------

In connection with the Annual Report of Clark, Inc. (the "Company") on Form 10-K for the year ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Tom Wamberg, Chairman and Chief Executive Officer and I, Jeffrey W. Lemajeur, Chief Financial Officer, of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                                        /s/ Tom Wamberg
                                                        ------------------------
                                                               Name: Tom Wamberg
                                                             Title: Chairman and
                                                         Chief Executive Officer
                                                            Date: March 12, 2004


                                                        /s/ Jeffrey W. Lemajeur
                                                        ------------------------
                                                       Name: Jeffrey W. Lemajeur
                                                  Title: Chief Financial Officer
                                                            Date: March 12, 2004





A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.